Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference to this Form 10-K, into the Company's previously filed Registration Statement File No. 33-57996.

                                                             ARTHUR ANDERSEN LLP

Roseland, New Jersey
December 30, 1997